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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):    January 28, 1997
                                                     ----------------


                           LIN Television Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



       0-25206                                    13-3581627
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(Commission File Number)                    (I.R.S. Employer Identification No.)



Four Richmond Square, Suite 200
Providence Rhode Island                                          01720
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (401) 454-2880
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)










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ITEM 5.  OTHER EVENTS
         ------------

     On January 28, 1997, LIN Television Corporation (the "Company") issued a press release reporting on its financial results for the three month and twelve months periods ended December 31, 1996.

     The press release contains forward-looking statements that involve a number of risks and uncertainties, including references to expectations for revenues, market share and broadcast cash flow for periods after December 31, 1996. There are a number of factors that could cause the Company's actual results to differ materially from those forecast or projected in such forward-looking statements. These factors include the Company's outstanding indebtedness and substantial leverage, the restrictions imposed by the terms of the Company's indebtedness, the impact of significant competition from both over-the air broadcast stations and programming alternatives such as cable television, wireless cable, in home satellite distribution service and pay-per-view and home video and entertainment services, the impact of new technologies and changes in FCC regulations and those set forth under the caption "Certain Factors That May Affect Future Results" in the Company's Annual Report on Form 10-K for the period ended December 31, 1995. Readers are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         (a)      Financial Statements of Business Acquired.
                  -----------------------------------------
                  Not applicable.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits.
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                  99.1              Press Release dated January 28, 1997





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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 1997              LIN Television Corporation
                                    (Registrant)



                                    /s/ Peter E. Maloney
                                    ------------------------------
                                    By:  Peter E. Maloney
                                         Vice President of Tax



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                                INDEX TO EXHIBITS


Exhibit
Number                                                                  Page No.
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99.1              Press Release dated January 28, 1997